Exhibit 10.4
QUICKSILVER GAS SERVICES LP
2007 EQUITY PLAN

QUICKSILVER GAS SERVICES LP
2007 EQUITY PLAN

QUICKSILVER GAS SERVICES LP
2007 EQUITY PLAN
     1. Purpose. The Quicksilver Gas Services LP 2007 Equity Plan (the “Plan”) is intended to promote the interests of Quicksilver Gas Services LP, a Delaware limited partnership (the “Partnership”), by providing to employees, consultants, officers and directors of Quicksilver GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and its Affiliates incentive compensation awards based on Units. The Plan is also intended to supplement the compensation that these individuals receive from the General Partner and its Affiliates and to provide them incentives to promote the interests of the Partnership and its Affiliates.
     2. Term. The Plan will terminate on the earliest of (a) the date that the Plan is terminated in accordance with Section 16, (b) the date that Units are no longer available for Awards under the Plan, or (c) the tenth anniversary of the date that the Plan is adopted by the Partnership. No further Awards will be made under the Plan on or after such date. Awards that are outstanding on the date the Plan terminates will remain in effect according to their terms and the provisions of the Plan.
     3. Definitions. The following terms, when used in the Plan with initial capital letters, will have the following meanings:
     (a) Affiliate means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
     (b) Appreciation Right means a right granted pursuant to Section 6.
     (c) Award means a grant of Appreciation Rights, Options, Phantom Units, Performance Units or a Performance Bonus, or the grant or sale of Restricted Units, and includes any tandem DERs granted with respect to a Phantom Unit or Performance Unit.
     (d) Board means the Board of Directors of the General Partner.
     (e) Change in Control means the occurrence of an event described in (i), (ii) or (iii) below:
     (i) The General Partner ceases to be controlled by the Company or one or more Affiliates of the Company and a majority of the Board of Directors of the General Partner thereafter ceases to be comprised of Incumbent Directors;
     (ii) The consummation of a reorganization, merger or consolidation of the Partnership or sale or other disposition of all or substantially all of the consolidated assets of the Partnership (a “Partnership Transaction”) immediately after which the voting power of the equity securities of the Partnership outstanding immediately prior to such Partnership Transaction do not continue to represent (either by remaining outstanding or by being converted into equity securities having voting power in the entity surviving, resulting from, or succeeding to all or substantially all of the Partnership’s consolidated assets as a result of such Partnership Transaction or any parent of such entity) at least 50% of the combined voting power of the then outstanding equity securities of (A) the entity surviving, resulting from, or succeeding to all or substantially all of the Partnership’s consolidated assets as a result of such Partnership Transaction or (B) any parent of any such entity (including, without limitation, an entity which as a result of such transaction owns the Partnership or all or substantially all of the Partnership’s assets either directly or through one or more subsidiaries); or
     (iii) The occurrence of any of the following events while the General Partner is controlled by the Company or one or more Affiliates of the Company:
               (A) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then-outstanding Voting Securities of the Company; provided, however, that the following acquisitions will not constitute a Change in Control: (1) any acquisition of Voting Securities of the Company directly from the Company that is approved by a majority of the Incumbent Quicksilver Directors; (2) any acquisition of the Voting Securities of the Company by the Company or an Affiliate of the Company; (3) any acquisition of Voting Securities of the Company by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company; or (4) any acquisition of Voting Securities of the Company by Mercury Exploration Company, Quicksilver Energy, L.P., The Discovery Fund, Pennsylvania Avenue Limited Partnership, Pennsylvania Management Company, the estate of Frank Darden, Lucy Darden, Anne Darden Self, Glenn Darden or Thomas Darden, or their respective successors, assigns, designees, heirs, beneficiaries, trusts, estates or controlled affiliates;
               (B) A majority of the Board of Directors of the Company ceases to be comprised of Incumbent Quicksilver Directors;
               (C) The consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the consolidated assets of the Company (each, a “Business Combination Transaction”) immediately after which the Voting Securities of the Company outstanding immediately prior to such Business Combination Transaction do not continue to represent (either by remaining outstanding or by being converted into equity securities having voting power in the entity surviving, resulting from, or succeeding to all or substantially all of the Company’s consolidated assets as a result of such Business Combination Transaction or any parent of such entity) at least 50% of the combined voting power of the then outstanding equity securities having voting power in (1) the entity surviving, resulting from, or succeeding to all or substantially all of the Company’s consolidated assets as a result of such Business Combination Transaction or (2) any parent of any such entity (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries; or
               (D) The General Partner, or one or more Affiliates of the Company, ceases to be the general partner of the Partnership.
     (f) Code means the Internal Revenue Code of 1986, as in effect from time to time.
     (g) Committee means the Compensation Committee of the Board and, to the extent the administration of the Plan has been assumed by the Board pursuant to Section 15 or with respect to the administration of Section 10, the Board.
     (h) Company means Quicksilver Resources Inc., a Delaware corporation.
     (i) Consultant means an individual, other than an Employee or Eligible Director, who performs services for the Partnership, the General Partner or an Affiliate of either of them.
     (j) Date of Grant means the date specified by the Committee on which an Award will become effective.
     (k) Deferral Period means the period of time during which Phantom Units are subject to deferral limitations.
     (l) DER means a contingent right, granted in tandem with a specific Phantom Unit or Performance Unit, to receive an amount in cash equal to, and at the same time as, the cash distributions made by the Partnership with respect to a Unit during the period such Phantom Unit or Performance Unit is outstanding.
     (m) Eligible Director means a member of the Board who is not an Employee.
     (n) Employee means an employee or officer of the General Partner or its Affiliates who performs services for the Partnership, the General Partner or an Affiliate of either of them.
     (o) Evidence of Award means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of the Partnership and need not be signed by a representative of the Partnership or a Participant.
     (p) Exchange Act means the Securities Exchange Act of 1934, as amended.

     (q) General Partner means Quicksilver Gas Services GP LLC, a Delaware limited liability company.
     (r) Grant Price means the price per Unit at which an Appreciation Right is granted.
     (s) Incumbent Directors means the individuals who, as of the IPO Date, are directors of the General Partner, and any individual becoming a director of the General Partner subsequent to such date whose election, nomination for election by the General Partner’s members, or appointment, was approved by a vote of a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the General Partner in which such person is named as a nominee for director, without objection to such nomination).
     (t) Incumbent Quicksilver Directors means the individuals who, as of the IPO Date, are directors of the Company, and any individual becoming a director of the Company subsequent to such date whose election, nomination for election by the Company’s stockholders, or appointment, was approved by a vote of a majority of the then Incumbent Quicksilver Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination).
     (u) IPO Date means the date that the initial public offering of the Units is consummated.
     (v) Management Objectives means the measurable performance objectives, if any, established by the Committee for a Performance Period that are to be achieved with respect to an Award. Management Objectives may be described in terms of company-wide objectives (i.e., the performance of the Partnership and all of its subsidiaries) or in terms of objectives that are related to the performance of the individual Participant or of the division, subsidiary, department, region or function within the Partnership or an Affiliate of the Partnership in which the Participant receiving the Award is employed or on which the Participant’s efforts have the most influence. The achievement of the Management Objectives established by the Committee for any Performance Period will be determined without regard to the effect on such Management Objectives of any acquisition or disposition by the Partnership of a trade or business, or of substantially all of the assets of a trade or business, during the Performance Period and without regard to any change in accounting standards by the Financial Accounting Standards Board or any successor entity.
          If the Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Partnership (other than an acquisition or disposition described in the first paragraph of this Section 3(v)), or the manner in which the Partnership conducts its business, or any other events or circumstances, the Management Objectives are no longer suitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, with respect to a Performance Period as the Committee deems appropriate and equitable.
     (w) Market Value per Unit means, at any date, the closing sales price of a Unit on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) on the principal national securities exchange or in the principal market on or in which the Units are traded. In the event that the Units are not traded on such an exchange or market at the time a determination is to be made hereunder, the determination will be made in good faith by the Committee.
     (x) Option means the right to purchase Units upon exercise of an option granted pursuant to Section 5.
     (y) Option Price means the purchase price per Unit payable on exercise of an Option.
     (z) Participant means a person who is selected by the Committee to receive an Award under the Plan and who at that time is an Employee, Consultant or Eligible Director.
     (aa) Performance Bonus means an Award expressed in units, where a unit is equivalent to $1.00 (or such other value as the Committee determines) granted pursuant to Section 9.
     (bb) Performance Period means, with respect to an Award, a period of time within which the Management Objectives relating to such Award are to be measured. The Performance Period will be established by the Committee at the time of the Award.
     (cc) Performance Unit means a bookkeeping entry that records the equivalent of one Unit awarded pursuant to Section 9.
     (dd) Person means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
     (ee) Phantom Units means an Award granted pursuant to Section 8 or Section 10.
     (ff) Restricted Units means Units granted or sold pursuant to Section 7 as to which neither the ownership restrictions nor the restrictions on transfer have expired.
     (gg) Rule 16b-3 means Rule 16b-3 under Section 16 of the Exchange Act as amended (or any successor rule to the same effect), as in effect from time to time.
     (hh) Spread means the excess of the Market Value per Unit on the date an Appreciation Right is exercised over (i) the Option Price provided for in the Option granted in tandem with the Appreciation Right or (ii) if there is no tandem Option, the

Grant Price provided for in the Appreciation Right, in either case multiplied by the number of Units in respect of which the Appreciation Right is exercised.
     (ii) UDR means a distribution made by the Partnership with respect to a Restricted Unit.
     (jj) Unit means a common unit of the Partnership.
     (kk) Voting Securities of the Company means the securities entitled to vote generally in the election of directors of the Company or persons who serve similar functions.
     4. Units Available Under Plan. The aggregate number of Units that may be (i) subject to an Award of Appreciation Rights or Options, and (ii) issued or transferred as Restricted Units and released from all restrictions or in payment of Performance Units, Performance Shares or Phantom Units will not exceed in the aggregate 750,000. Any Units delivered pursuant to an Award will consist, in whole or in part, of Units acquired in the open market or from any Affiliate of the Partnership or any other Person, newly issued Units or any combination of the foregoing, as determined by the Committee in its discretion. The number of Units available under this Section 4 will be subject to adjustment as provided in Section 12 and will be further adjusted to include Units that relate to Awards that (i) expire or are forfeited, (ii) are withheld or tendered in payment of the Option Price with respect to an Option or in satisfaction of the taxes required to be withheld in connection with any Award granted under the Plan or (iii) are subject to an Appreciation Right that are not transferred to a Participant upon exercise of the Appreciation Right. There will not be any limitation on the number of Awards that may be granted and paid in cash, and any Units allocated to an Award payable in cash or Units will, to the extent paid in cash, be again available for delivery under the Plan with respect to other Awards.
     5. Options. The Committee may from time to time authorize grants of options to any Participant to purchase Units upon such terms and conditions as it may determine in accordance with this Section 5. Each grant of Options may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
     (a) Each grant will specify the number of Units to which it relates.
     (b) Each grant will specify the Option Price, which will not be less than 100% of the Market Value per Unit on the Date of Grant.
     (c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the General Partner, (ii) with the consent of the Committee, by the actual or constructive transfer of Units owned by the Participant and having an aggregate Market Value per Unit at the date of exercise equal to the aggregate Option Price, (iii) with the consent of the Committee, by authorizing the withholding of a number of Units otherwise issuable to the Participant having an aggregate Market Value per Unit on the date of exercise equal to the aggregate Option Price or (iv) by a combination of such methods of payment; provided, however, that the payment methods described in clauses (ii) and (iii) will not be available at any time that the Partnership is prohibited from purchasing or acquiring such Units.
     (d) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the Units to which such exercise relates.
     (e) Successive grants may be made to the same Participant whether or not any Options or other Awards previously granted to such Participant remain unexercised or outstanding.
     (f) Each grant will specify the required period or periods of continuous service by the Participant with the General Partner or its Affiliates that are necessary before the Options or installments thereof will become exercisable.
     (g) Any grant may specify the Management Objectives that must be achieved as a condition to the exercise of the Options.
     (h) Any grant may provide for the earlier exercise of the Options in the event of a Change in Control or other similar transaction or event.
     (i) On or after the Date of Grant, the Committee may provide for the payment to the Participant of distribution equivalents thereon in cash or Units on a current, deferred or contingent basis.
     (j) No Options will be exercisable more than ten years from the Date of Grant, unless the Evidence of Award provides for an extended exercise period in the event of death, disability or retirement.
     (k) The Committee will have the right to substitute Appreciation Rights for outstanding Options granted to one or more Participants, provided the terms and the economic benefit of the substituted Appreciation Rights are at least equivalent to the terms and economic benefit of such Options, as determined by the Committee in its discretion.
     (l) Any grant may provide for the effect on the Options or any Units issued, or other payment made, with respect to the Options of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Partnership or any of its Affiliates.
     (m) Each grant will be evidenced by an Evidence of Award, which may contain such terms and provisions, consistent with the Plan, as the Committee may approve, including without limitation provisions relating to the Participant’s termination of employment or other termination of service by reason of retirement, death, disability or otherwise.
     6. Appreciation Rights. The Committee may also from time to time authorize grants to any Participant of Appreciation Rights upon such terms and conditions as it may determine in accordance with this Section 6. Appreciation Rights may be granted in tandem with

Options or separate and apart from a grant of Options. An Appreciation Right will be a right of the Participant to receive from the Partnership upon exercise an amount which will be determined by the Committee at the Date of Grant and will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. An Appreciation Right granted in tandem with an Option may be exercised only by surrender of the related Option. Each grant of an Appreciation Right may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
     (a) Each grant will state whether it is made in tandem with Options and, if not made in tandem with any Options, will specify the number of Units in respect of which it is made.
     (b) Each grant made in tandem with Options will specify the Option Price and each grant not made in tandem with Options will specify the Grant Price, which in either case will not be less than 100% of the Market Value per Unit on the Date of Grant.
     (c) Any grant may provide that the amount payable on exercise of an Appreciation Right may be paid (i) in cash, (ii) in Units having an aggregate Market Value per Unit equal to the Spread (or the designated percentage of the Spread) or (iii) in a combination thereof, as determined by the Committee in its discretion.
     (d) Any grant may specify that the amount payable to the Participant on exercise of an Appreciation Right may not exceed a maximum amount specified by the Committee at the Date of Grant.
     (e) Successive grants may be made to the same Participant whether or not any Appreciation Rights or other Awards previously granted to such Participant remain unexercised or outstanding.
     (f) Each grant will specify the required period or periods of continuous service by the Participant with the General Partner or its Affiliates that are necessary before the Appreciation Rights or installments thereof will become exercisable, and will provide that no Appreciation Rights may be exercised except at a time when the Spread is positive and, with respect to any grant made in tandem with Options, when the related Options are also exercisable.
     (g) Any grant may specify the Management Objectives that must be achieved as a condition to the exercise of the Appreciation Rights.
     (h) Any grant may provide for the earlier exercise of the Appreciation Rights in the event of a Change in Control or other similar transaction or event.
     (i) On or after the Date of Grant, the Committee may provide for the payment to the Participant of distribution equivalents thereon in cash or Units on a current, deferred or contingent basis.
     (j) No Appreciation Right will be exercisable more than ten years from the Date of Grant.

     (k) Any grant may provide for the effect on the Appreciation Rights or any Units issued, or other payment made, with respect to the Appreciation Rights of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Partnership or any of its Affiliates.
     (l) Each grant will be evidenced by an Evidence of Award, which may contain such terms and provisions, consistent with the Plan, as the Committee may approve, including without limitation provisions relating to the Participant’s termination of employment or other termination of service by reason of retirement, death, disability or otherwise.
     7. Restricted Units. The Committee may also from time to time authorize grants or sales to any Participant of Restricted Units upon such terms and conditions as it may determine in accordance with this Section 7. Each grant or sale will constitute an immediate transfer of the ownership of Units to the Participant in consideration of the performance of services, entitling such Participant to ownership rights, but subject to the restrictions set forth in this Section 7. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
     (a) Each grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than the Market Value per Unit at the Date of Grant, except as may otherwise be required by law.
     (b) Each grant or sale may limit the Participant’s right to UDRs with respect to the Restricted Units during the period in which the Restricted Units are subject to any such restrictions.
     (c) Each grant or sale will provide that the Restricted Units will be subject, for a period to be determined by the Committee at the Date of Grant, to one or more restrictions, including without limitation a restriction that constitutes a “substantial risk of forfeiture” within the meaning of Section 83 of the Code and the regulations of the Internal Revenue Service under such section. Except as provided in Section 7(d) or 7(e), the restrictions imposed on Restricted Units will not terminate at a rate that is faster than 1/3rd of the Restricted Units on each anniversary of the Date of Grant.
     (d) Any grant or sale may specify the Management Objectives that, if achieved, will result in the termination or early termination of the restrictions applicable to the Restricted Units, provided that the Performance Period associated with such Management Objectives will be a period of no less than 12 calendar months.
     (e) Any grant or sale may provide for the early termination of any such restrictions in the event of a Change in Control or other similar transaction or event or the Participant’s termination of employment or service by reason of death, disability, retirement or otherwise.
     (f) Each grant or sale will provide that during the period for which such restriction or restrictions are to continue, the transferability of the Restricted Units will be prohibited or restricted in a manner and to the extent prescribed by the Committee at the

Date of Grant (which restrictions may include without limitation rights of repurchase or first refusal in favor of the Partnership or provisions subjecting the Restricted Units to continuing restrictions in the hands of any transferee).
     (g) Any grant or sale may provide for the effect on the Restricted Units or any Units issued free of restrictions, or other payment made, with respect to the Restricted Units of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Partnership or any of its Affiliates.
     (h) Each grant or sale will be evidenced by an Evidence of Award, which may contain such terms and provisions, consistent with the Plan, as the Committee may approve, including without limitation provisions relating to the Participant’s termination of employment or other termination of service by reason of retirement, death, disability or otherwise.
     8. Phantom Units. The Committee may also from time to time authorize grants or sales to any Participant of Phantom Units upon such terms and conditions as it may determine in accordance with this Section 8. Each grant or sale of a Phantom Unit will constitute the agreement by the Partnership to issue or transfer a Unit (or an amount in cash equal to the Market Value per Unit) to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
     (a) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Unit on the Date of Grant, except as may otherwise be required by law.
     (b) Each grant or sale will provide that the Phantom Units will be subject to a Deferral Period, which will be fixed by the Committee on the Date of Grant. Except as provided in Section 8(c), 8(d) or 10(e), the Deferral Period will not terminate at a rate that is faster than 1/3rd of the Phantom Units on each anniversary of the Date of Grant.
     (c) Any grant or sale may specify the Management Objectives that, if achieved, will result in the termination or early termination of the Deferral Period, provided that the Performance Period associated with such Management Objectives will be a period of no less than 12 calendar months.
     (d) Any grant or sale may provide for the earlier termination of the Deferral Period in the event of a Change in Control or other similar transaction or event or the Participant’s termination of employment or service by reason of death, disability, retirement or otherwise.
     (e) During the Deferral Period, the Participant will not have any right to transfer any rights under the Phantom Units, will not have any rights of ownership in the Phantom Units and will not have any right to vote the Phantom Units, but the Committee may on or after the Date of Grant authorize the payment of DERs on such Units in cash or Units on a current, deferred or contingent basis.
     (f) Any grant or sale may provide for the effect on the Phantom Units or any Units issued free of restrictions, or other payment made, with respect to the Phantom Units of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Partnership or any of its Affiliates.
     (g) Each grant or sale will be evidenced by an Evidence of Award, which will contain such terms and provisions as the Committee may determine consistent with the Plan, including without limitation provisions relating to the Participant’s termination of employment or other termination of service by reason of retirement, death, disability or otherwise.
     9. Performance Units and Performance Bonuses. The Committee may also from time to time authorize grants to Participants of Performance Units and Performance Bonuses, which will become payable upon achievement of specified Management Objectives, upon such terms and conditions as it may determine in accordance with this Section 9. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
     (a) Each grant will specify the number of Performance Units or the value of the Performance Bonus to which it relates.
     (b) The Performance Period with respect to each Performance Unit and Performance Bonus will be determined by the Committee at the time of grant.
     (c) Each grant will specify the Management Objectives that, if achieved, will result in the payment of the Performance Units or Performance Bonus.
     (d) Each grant will specify the time and manner of payment of Performance Units or Performance Bonuses which have become payable, which payment may be made in (i) cash, (ii) Units having an aggregate Market Value per Unit equal to the aggregate value of the Performance Units or Performance Bonuses which have become payable or (iii) any combination thereof, as determined by the Committee in its discretion at the time of payment.
     (e) Any grant of Performance Units may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of a Performance Bonus may specify that the amount payable, or the number of Units issued, with respect to the Performance Bonus may not exceed maximums specified by the Committee on the Date of Grant.
     (f) On or after the Date of Grant, the Committee may provide for the payment to the Participant of DERs on Performance Units in cash or Units on a current, deferred or contingent basis.

     (g) Any grant may provide for the effect on the Performance Units or Performance Bonus or any Units issued, or other payment made, with respect to the Performance Units or Performance Bonus of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Partnership or any of its Affiliates.
     (h) Each grant will be evidenced by an Evidence of Award, which will contain such terms and provisions as the Committee may determine consistent with the Plan, including without limitation provisions relating to the payment of the Performance Units or Performance Bonus in the event of a Change in Control or other similar transaction or event and provisions relating to the Participant’s termination of employment or other termination of service.
     10. Awards to Eligible Directors.
               (a) Each Eligible Director on the IPO Date (i) will receive a grant of Phantom Units in lieu of cash compensation of $40,000, and (ii) may elect to receive an additional grant of Phantom Units in lieu of additional cash compensation of $40,000.
               (b) Each individual who first becomes an Eligible Director after the IPO Date on a date other than the first business day of a calendar year (i) will receive a grant of Phantom Units in lieu of cash compensation of $40,000 (if the individual becomes and Eligible Director prior to July 1 of any year) or $20,000 (if the individual becomes and Eligible Director on or after July 1 of any year), and (ii) may elect to receive a grant of Phantom Units in lieu of additional cash compensation of $40,000 (if the individual becomes an Eligible Director prior to July 1 of any year) or $20,000 (if the individual becomes an Eligible Director on or after July 1 of any year). For purposes of this Section 10(b), an Eligible Director who ceases to be a member of the Board and thereafter becomes an Eligible Director again will be deemed to first become an Eligible Director on the date that such individual again becomes an Eligible Director.
               (c) On the first business day of each calendar year beginning after December 31, 2007, each Eligible Director (i) will receive a grant of Phantom Units in lieu of cash compensation of $40,000, and (ii) may elect to receive an additional grant of Phantom Units in lieu of additional cash compensation of $40,000.
               (d) The number of Phantom Units to be granted to an Eligible Director under this Section 10 will be determined by dividing the amount of cash compensation the Phantom Units are replacing by the Market Value per Unit as of (i) the IPO Date, for Phantom Units granted under Section 10(a), (ii) the date on which the Eligible Director first becomes a member of the Board, for Phantom Units granted under Section 10(b), and (iii) the first business day of the applicable calendar year, for Phantom Units granted under Section 10(c). All elections to receive a grant of Phantom Units in lieu of cash compensation will be made in accordance with procedures established by the Committee that are designed to satisfy the deferral election requirements under Section 409A of the Code and (A) with respect to Sections 10(a)(ii) and 10(b)(ii), must be made within 30 days after the date the Eligible Director first becomes eligible to participate in the Plan and will apply only to compensation paid for services performed after the election, and (B) with respect to Section 10(c)(ii), must be made on or prior to the last day of the preceding calendar year.
     (e) Each grant of Phantom Units made to an Eligible Director under this Section 10 may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
     (i) Each grant of Phantom Units under Section 10(a)(i), 10(b)(i) or 10(c)(i) will become nonforfeitable as to 1/3rd of the total number of Units subject thereto on the first business day of each of the first three calendar years beginning after the Date of Grant; provided, in each case, that the Eligible Director who received the Phantom Units has remained a member of the Board through each such date.
     (ii) Each grant of Phantom Units under Section 10(a)(ii), 10(b)(ii), or 10(c)(ii) will become nonforfeitable on the first business day of the first calendar year beginning after the Date of Grant; provided, in each case, that the Eligible Director who received the grant of Phantom Units has remained a member of the Board through such date.
     (iii) Except as provided in an Evidence of Award, upon an Eligible Director’s ceasing to be a member of the Board prior to the end of a Deferral Period for any reason, the Eligible Director will immediately forfeit all nonvested Phantom Units, unless the Board, in its discretion, terminates the Deferral Period.
     11. Transferability. No Award may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order; provided, however, that a Participant who is an officer of the General Partner or an Affiliate may, with the prior approval of the Committee, transfer an Option to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant controls the management of assets and to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant. No Option or Appreciation Right granted to a Participant will be exercisable during the Participant’s lifetime by any Person other than the Participant or the Participant’s guardian or legal representative or any permitted transferee.
     12. Adjustments.
     (a) The Committee will make or provide for such adjustments in (i) the maximum number of Units specified in Section 4, (ii) the number of Units covered by outstanding Options, Appreciation Rights, Performance Units and Restricted Units granted under the Plan, (iii) the Option Price or Grant Price applicable to any Options and Appreciation Rights, and (iv) the kind of securities covered by any such Awards (including securities of another issuer), as is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any distribution (whether in the form of cash, Units, other securities or other property), combination or exchange of Units or other securities, recapitalization or other change in the capital structure of the Partnership, or (y) any merger, consolidation, separation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or issuance of warrants to purchase securities, or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection with such substitution the surrender of all Awards so replaced.
     (b) The Committee may accelerate the payment of, or vesting with respect to, any Award under the Plan upon the occurrence of a transaction or event described in this Section 12; provided, however, that in the case of any Award that constitutes a deferral of compensation within the meaning of Section 409A of the Code, the Committee will not accelerate the payment of the Award unless it determines in good faith that such transaction or event satisfies the requirements of a change in control event under guidance issued by the Secretary of the Treasury under Section 409A of the Code.
     13. Fractional Units. The Partnership will not be required to issue or deliver any fractional Units pursuant to the Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.
     14. Withholding Taxes. To the extent that the General Partner or any of its Affiliates is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other Person under the Plan, and the amounts available for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other Person make arrangements satisfactory to the Partnership for payment of the balance of such taxes required to be withheld. In addition, if permitted by the Committee, the Participant or such other Person may elect to have any withholding obligation satisfied with Units that would otherwise be transferred to the Participant or such other Person in payment of the Participant’s Award. However, without the consent of the Committee, Units will not be withheld in excess of the minimum number of Units required to satisfy the withholding obligation.
     15. Administration of the Plan.
     (a) Unless the administration of the Plan has been expressly assumed by the Board pursuant to a resolution of the Board, the Plan will be administered by the Committee. Notwithstanding the foregoing, the provisions of Section 10 will be administered by the Board. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Committee.
     (b) The Committee has the full authority and discretion to administer the Plan and to take any action that is necessary or advisable in connection with the administration of the Plan, including without limitation the authority and discretion to interpret and construe any provision of the Plan or of any agreement, notification or document evidencing an Award. The interpretation and construction by the Committee of any such provision and any determination by the Committee pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee will be liable for any such action or determination made in good faith.
     (c) To the extent permitted by applicable law, the Committee may delegate its authority under the Plan to a subcommittee of the Committee, to one or more committees of the Board or to one or more executive officers of the Company; provided, however, that no delegation may be made of authority to take an action which is required by Rule 16b-3 to be taken by “non-employee directors” in order that the Plan and transactions thereunder meet the requirements of such Rule.
     (d) It is the Committee’s intention that any Award granted under the Plan that constitutes a deferral of compensation within the meaning of Section 409A of the Code and the guidance issued by the Secretary of the Treasury under Section 409A satisfy the requirements of Section 409A of the Code. In granting such an Award, the Committee will use its best efforts to exercise its authority under the Plan with respect to the terms of such Award in a manner that the Committee determines in good faith will cause the Award to comply with Section 409A of the Code and thereby avoid the imposition of penalty taxes and interest upon the Participant receiving the Award.
     (e) With respect to the administration of the provisions of Section 10 or if the administration of the Plan is assumed by the Board pursuant to Section 15(a), the Board will have the same authority, power, duties, responsibilities and discretion given to the Committee under the terms of the Plan.
     16. Amendments and Other Matters.
     (a) The Plan may be amended from time to time by the Board or, with respect to those provisions of the Plan other than Section 10, the Committee; provided, however, that the Plan may not be amended without further approval by the unitholders of the Partnership if such amendment would result in the Plan no longer satisfying any applicable requirements of the NYSE Arca (or the principal national securities exchange on which the Units are traded) or Rule 16b-3.
     (b) Neither the Committee nor the Board will authorize the amendment of any outstanding Option to reduce the Option Price without the further approval of the unitholders of the Partnership. Furthermore, no Option will be cancelled and replaced with Options having a lower Option Price without further approval of the unitholders of the Partnership. The provisions of this Section 16(b) are intended to prohibit the repricing of “underwater” Options and will not be construed to prohibit the adjustments provided for in Section 12.
     (c) The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Award.

     (d) No Units will be issued under the Plan prior to (i) the obtaining of any approval from any governmental agency which the General Partner, in its sole discretion, determines to be necessary or advisable, (ii) the admission of such Units to listing on any securities exchange on which the Units may then be listed, and (iii) the completion of any registration or other qualification of such Units under any state or Federal law or rulings or regulations of any governmental body which the General Partner, in its sole discretion, determines to be necessary or advisable.
     (e) The Plan does not confer upon any Participant any right with respect to continuance of employment or other service with the General Partner or any of its Affiliates, nor will it interfere in any way with any right the General Partner or any of its Affiliates would otherwise have to terminate such Participant’s employment or other service at any time.
     (f) To the extent that the Partnership has an obligation to reimburse the General Partner or one of its Affiliates for compensation paid to Consultants and Employees for services rendered for the benefit of the Partnership, such payments or reimbursement payments may be made by the Partnership directly to the General Partner or its Affiliate and, if made to the General Partner with respect to an Affiliate, will be received by the General Partner as agent for the Affiliate.
     17. Governing Law. The Plan, all Awards and all actions taken under the Plan and the Awards will be governed in all respects in accordance with the laws of the State of Delaware, including without limitation the Delaware statute of limitations, but without giving effect to the principles of conflicts of laws of such State.